                                                             OMB APPROVAL
                                                      --------------------------
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Plan Investment Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           Plan Investment Fund, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           PLAN INVESTMENT FUND, INC.
                               2 MID AMERICA PLAZA
                                    SUITE 200
                        OAKBROOK TERRACE, ILLINOIS 60181

                                   ----------

                           NOTICE OF ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                           TO BE HELD ON JUNE 19, 2006

                                   ----------

TO: The Participation Certificate Holders of Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the "Company") will be held on June 19, 2006, at 3:00 p.m. CDT at the offices of BCS Financial Services Corp., 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, for the following purposes:

(1) To elect ten Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To approve the selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2006;

(3) To transact such other business as may properly come before the meeting.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

     Participation Certificate holders of record at the close of business on April 28, 2006 have the right to vote at the meeting.

     Whether or not you expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by May 31, 2006 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.

May 15, 2006                           By: Sandra K. Strutz
                                       Sandra K. Strutz, Secretary

                           PLAN INVESTMENT FUND, INC.
                               2 MID AMERICA PLAZA
                                    SUITE 200
                        OAKBROOK TERRACE, ILLINOIS 60181

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on June 19, 2006 at 3:00 p.m. CDT at the offices of BCS Financial Services Corp. ("BCS"), 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, (such meeting, including any adjournment thereof, being referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about May 15, 2006.

The Company currently offers two portfolios - the Government/REPO Portfolio and the Money Market Portfolio. Only PC holders of record at the close of business on April 28, 2006, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 982,474,786.30 Government/REPO Portfolio PCs, and 178,006,603.80 Money Market Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Government/REPO and Money Market Portfolios, containing financial statements for the year ended December 31, 2005, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899-9903, Mail stop F4-F760-1C-1.

                              ELECTION OF TRUSTEES

Ten Trustees are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The person named as a proxy in the accompanying proxy has been designated by the Board of Trustees and, unless contrary instructions are given, intends to vote for the nominees named below.

The entire Board of Trustees consists of 11 persons, so the election of the nominees named herein will result in one vacancy. One of the incumbent trustees is not standing for reelection and a nominee to fill this position has not been selected. The proxies cannot be voted for a greater number of persons than the nominees named herein. Under the bylaws of the Company, vacancies on the Board of Trustees may be filled by a vote of the majority of the Trustees then in office.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxy will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:

INTERESTED TRUSTEES

                                                                                              NUMBER OF
                                         TERM OF                                              PORTFOLIOS
                                          OFFICE                                               IN FUND        OTHER
                                           AND                                                 COMPLEX    TRUSTEESHIPS
                           POSITION(S)  LENGTH OF                  PRINCIPAL                 OVERSEEN BY     HELD BY
          NAME,             HELD WITH      TIME                  OCCUPATION(S)               NOMINEE FOR   NOMINEE FOR
     ADDRESS, AND AGE          FUND       SERVED              DURING PAST 5 YEARS              TRUSTEE       TRUSTEE
     ----------------      -----------  ---------             -------------------            -----------  ------------
David P. Behnke*           Trustee,      2 Years   June 2003 to Present - Senior Vice            Two          None
2 Mid America Plaza        President               President and Chief Financial Officer,
Suite 200                  and Chief               BCS Financial Corporation, BCS Financial
Oakbrook Terrace, IL       Executive               Services Corporation, BCS Insurance
60181                      Officer                 Company, BCS Life Insurance Company,
Age 52                                             Plans' Liability Insurance Company and
                                                   BCSI Holdings, Inc.;
                                                   2001 to June 2003 - Vice President and
                                                   Chief Financial Officer, BCSI Holdings,
                                                   Inc; Senior Vice President, BCS
                                                   Insurance Company

* This Trustee of the Fund may be deemed an "interested person" as defined in the Investment Company Act. as a result of his status as President and Chief Executive Officer of the Company.

DISINTERESTED TRUSTEES


                                         TERM OF                                              NUMBER OF
                                          OFFICE                                              PORTFOLIOS
                                           AND                                                 IN FUND        OTHER
                           POSITION(S)  LENGTH OF                  PRINCIPAL                   COMPLEX    TRUSTEESHIPS
          NAME,             HELD WITH      TIME                  OCCUPATION(S)               OVERSEEN BY     HELD BY
     ADDRESS, AND AGE          FUND       SERVED              DURING PAST 5 YEARS              TRUSTEE       TRUSTEE
     ----------------      -----------  ---------             -------------------            -----------  ------------
Paul F. Brown                Trustee     2 Years   September 2002 to Present - Vice              Two          None
225 North Michigan Avenue                          President and Deputy General Counsel,
Chicago, IL 60611                                  BlueCross BlueShield Association;
Age 41

                                                   2001 to Present - Partner, Kirkland &
                                                   Ellis (law firm)

Emil D. Duda                 Trustee     4 Years   January 2003 to Present - Senior              Two          None
165 Court Street                                   Executive Vice President and Chief
Rochester, NY 14647                                Financial Officer, The Lifetime
Age 54                                             Healthcare Companies; 2001 to 2002 -
                                                   Executive Vice President and Chief
                                                   Financial Officer, The Lifetime
                                                   Healthcare Companies

John G. Foos                 Chairman    2 Years   2001 to Present - Senior Vice President       Two          None
1901 Market St.                                    and Chief Financial Officer,
Philadelphia, PA 19103       Trustee     4 Years   Independence Blue Cross
Age 56

Terry D. Kellogg             Trustee     2 Years   April 2005 to Present - Executive Vice        Two          None
450 Riverchase Parkway                             President, BlueCross BlueShield of
East                                               Alabama; January 2002 to April 2005 -
Birmingham, AL 35244                               Executive Vice President and Chief
Age 52                                             Financial Officer, BlueCross BlueShield
                                                   of Alabama

                                                   2001 to June 2002 - Senior Vice
                                                   President and Chief Financial Officer,
                                                   BlueCross BlueShield of Alabama

Robert A. Leichtle           Trustee     5 Years   2001 to Present - Executive Vice              Two          None
1--20 East at Alpine Road                          President, Chief Financial Officer and
Columbia, SC 29219                                 Treasurer, BlueCross BlueShield of South
Age 59                                             Carolina;

Gerard T. Mallen             Trustee     1 Year    February 2004 to Present - Vice               Two          None
300 East Randolph                                  President Treasury Operations, Health
Street 14th Floor                                  Care Service Corporation (HCSC)
Chicago, IL 60601                                  (BlueCross Blueshield of Illinois,
Age 51                                             Texas, New Mexico and Oklahoma); 2001 to
                                                   February 2004 - Vice President and Chief
                                                   Financial Officer, Fort Dearborn Life)
                                                   wholly- owned subsidiary of HCSC)

Joseph F. Reichard, CCM      Trustee     8 Years   2001 to Present - Vice President,             Two          None
120 Fifth Avenue                                   Treasury Services and Assistant
Pittsburgh, PA 15222                               Treasurer, Highmark, Inc.;(Insurance
Age 58                                             Company)

John C. Trifone                None        None    September 2005 to Present - Vice              None         None
445 Industrial Lane                                President, Treasurer and Chief Financial
Berlin, VT 05602                                   Officer, BlueCross BlueShield of
Age 52                                             Vermont;

                                                   2001 to 2006 - Corporate Vice President
                                                   of Information Technology & Development;
                                                   Vice President of Finance, BlueCross
                                                   BlueShield of Mississippi

Marilyn T. Tromans             None        None    2001 to Present - Vice President and          None         None
2301 Main                                          Chief Financial Officer, Blue Cross
Kansas City, MO 64108                              Blue Shield of Kansas City
Age 52

                                                             AGGREGATE DOLLAR RANGE OF
                                                                EQUITY SECURITIES IN
                                                             ALL REGISTERED INVESTMENT
                                                          COMPANIES OVERSEEN BY TRUSTEE OR
                                                          NOMINEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE OR  DOLLAR RANGE OF EQUITY SECURITIES IN        FAMILY OF INVESTMENT
     NOMINEE                      THE FUND                           COMPANIES
------------------  ------------------------------------  --------------------------------


As of December 31, 2005, none of the Company's Trustees or nominees had "beneficial ownership" (as such term is defined by Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) of PCs in the Company or any registered investment companies overseen by the Trustees or nominees within the same family of investment companies as the Company.

                          NAME OF
NAME OF TRUSTEE  OWNERS AND RELATIONSHIPS
   OR NOMINEE      TO TRUSTEE OR NOMINEE   COMPANY  TITLE OF CLASS  VALUE OF SECURITIES  PERCENT OF CLASS
---------------  ------------------------  -------  --------------  -------------------  ----------------


As of December 31, 2005, none of the Company's Trustees or nominees who are not interested persons of the Company or their immediate family members were record owners or "beneficial owners" (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of PCs of an investment advisor of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Company.

As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of April 28, 2006 these Trustee nominees' employers owned or controlled the following:

                     GOVERNMENT/REPO    MONEY MARKET
TRUSTEE               PORTFOLIO PCs    PORTFOLIO PCS
-------              ---------------   -------------
David P. Behnke         9,442,911.91            0.00
Paul F. Brown         166,714,602.60   27,567,700.39
Emil D. Duda          204,104,852.17   26,581,280.07
John G. Foos              168,745.09       12,855.37
Terry D. Kellogg       20,828,388.47        2,881.95
Robert A. Leichtle    244,137,222.20    9,924,301.67
Gerard T. Mallen      111,524,588.08            0.00
Joseph P. Reichard              0.00   33,863,300.00
John C. Trifone                 0.00            0.00
Marilyn T. Tromans              0.00            0.00

The Board of Trustees met three times during the Company's last fiscal year. During the fiscal year ended December 31, 2005, Mr. Brown attended less than 75% of the meetings of the Board of Trustees.

The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

BCS has been retained to act as administrator for the Company. For the services provided and expenses assumed by BCS as administrator, BCS is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 2005, BCS was paid $157,868 and voluntarily waived $339,939 of the $497,807, which BCS was entitled to as the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 2005, BCS was paid $79,645 for its services as administrator for the Money Market Portfolio. For the four months ending April 30, 2006, BCS had earned $61,092 after voluntary fee waivers, as administrator for the Government/REPO Portfolio, and $33,778 after voluntary fee waivers, as administrator for the Money Market Portfolio.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees has a standing Audit Committee and a standing Nominating Committee. The Board of Trustees does not have a standing Compensation Committee.

Audit Committee. The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, inquiring:

     - whether management has maintained the reliability and integrity of Company policies and financial reporting and disclosure practices;

     - whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

     - whether management has established and maintained processes to assure compliance by the Company with applicable laws and regulations;

     - about and evaluating the performance and qualifications of financial management and the independent auditors, and

     - by encouraging open communication among management, the independent auditors and the Board of Trustees.

The audit committee is responsible for identifying the independent auditors for selection by the Board of Trustees to audit the Company's financial statements, reviewing the auditor's fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Company, and in certain cases, non-audit services provided to the Company's investment advisor and certain affiliated parties.

The members of the Audit Committee are Emil Duda and Terry Kellogg. The Audit Committee met four times during the Company's most recent fiscal year.

Nominating Committee. The purpose of the Company's Nominating Committee is to gather information and make recommendations to the PC holders of nominees for election as Trustees of the Company and the Audit Committee. The Nominating Committee has a charter. The charter is set forth on the Company's website http://www.pif.com.

The members of the Nominating Committee are Robert Leichtle and Joseph Reichard. None of the members of the Nominating Committee are "interested persons" of the Company, as defined in section 2(a)(19) of the Investment Company Act. The Nominating Committee met one time during the Company's most recent fiscal year.

The Nominating Committee will consider PC holders' recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of PC holders should be submitted in writing to the Company at its principal office. Recommendations of potential nominees for election at the annual meeting of PC holders to be held in 2007 must be received by the Company by January 6, 2007.

While there are no specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee recommended nominee, in the past the Nominating Committee recommended nominees generally have been current or former executives of PC holders.

In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Nominating Committee considers such qualifications and skills as it deems relevant. The committee considers, among other things:

     - whether the candidate will qualify as a trustee who is not an "interested person" of the Company;

     - the absence of any real or apparent conflict of interest that would interfere with the candidate's ability to act in the best interests of the Company and its Participation Certificate holders;

     - the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

     - the interplay of the candidate's skills and experience with the skills and experience of other Board members;

     - whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a trustee;

     - the candidate's personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees; and

     - familiarity with the Company and utilization of the Company by the nominees' employer.

With respect to the re-nomination of incumbent Trustees, past service to the Board is also considered.

The Nominating Committee, acting through its members and with the assistance of officers of BCS Financial Services Corporation, its administrator, usually seeks nominees by making inquiries of PC holders. The Nominating Committee evaluates the qualifications of potential nominees, taking into consideration the factors set forth above, among others. The Nominating Committee will not evaluate nominees differently based on whether the nominee is recommended by a PC holder, but the Nominating Committee would be likely to recommend nominees who are associated with several different PC holders, rather than have several nominees who are associated with a single PC holder. The nominees approved by the Nominating Committee for inclusion in the Company's proxy card for the Meeting (other than executive officers of the Company and trustees standing for re-election) are John C. Trifone and Marilyn T. Tromans.The nominees were recommended by their employers, which are PC holders.

The Company does not have a formal process for security holders to send communications to the Board of Trustees because the Company does not believe such a process is necessary. The Company expects that it will send any communication received for the trustees directly to them, unless the officers of the Company determine such communication to be inappropriate.

The Company encourages trustees to attend annual meetings of PC holders. Five trustees attended last year's annual meeting of PC Holders.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has been selected by the Board of Trustees, including all of the Board of Trustees who are not interested persons, as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2006. The Trustees selected Deloitte & Touche LLP at a meeting held March 27, 2006. The ratification of the selection of the Independent Registered Public Accounting Firm for the 2006 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Deloitte & Touche LLP unless contrary instructions are given. The selection of The Independent Registered Public Accounting Firm is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940. Deloitte & Touche LLP has been the Company's Independent Registered Public Accounting Firm since March 17, 2004 and has no direct or material indirect financial interest in the Company. It is expected that a representative of Deloitte & Touche LLP will be available at the meeting to make a statement if desired and to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

The following table sets forth the aggregate audit and non-audit fees billed to the Company for the fiscal years ended December 31, 2005 and 2004 for professional services rendered by the Company's Independent Registered Public Accounting Firms. The Company's Independent Registered Public Accounting Firm for the years-ended December 31, 2005 and 2004 was Deloitte & Touche LLP.

                         Year Ended
                        December 31
                     -----------------
                       2005      2004
                     -------   -------
Audit fees           $16,400   $20,000
Audit-related fees    14,650    12,000
Tax fees               4,000         0
All other fees             0         0
                     -------   -------
Total                $35,050   $32,000
                     =======   =======

Audit fees include fees billed for professional services associated with the annual audits and filings of the Company's Form N-1A, N-CSR, Form N-SAR and 17f-2 of the Investment Company Act of 1940. Audit related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit. The 2005 and 2004 audit related fees, shown above, are principally related to the semi-annual review of the financial statements as of June 30, 2005 and 2004. Tax fees would be for fees billed for services rendered for tax compliance, tax advice and tax planning by the Company's Independent Registered Public Accounting Firm. All other fees would be for services rendered other than those included in the audit, audit-related or tax categories. All services for 2005 and 2004 for which fees are included in the table above were pre-approved by the audit committee of the Company.

OTHER AFFILIATE FEES REQUIRED TO BE PRE-APPROVED

The audit committee of the Board of Trustees of the Company also is required to pre-approve services by the Company's Independent Registered Accounting Firm to the Company's Advisor and any entity controlling, controlled by or under common control with the Advisor to extent such services are determined to have a direct impact on the operations or financial reporting of the Company. The amount of all other fees billed for services provided to the Company's Advisor for such services in 2005 was approximately $350,000 related to the Advisor's regulatory compliance program. These services were pre-approved by the audit committee of the Company. There were no non-audit fees to affiliates that required pre-approval in 2004.

AGGREGATE NON-AUDIT FEES

The aggregate non-audit fees billed for professional services for the Company, the Company's Advisor and any entity controlling, controlled by or under common control with the Advisor, totaled approximately $670,000 in 2005 and $680,000 in 2004. The audit committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the Independent Registered Public Accounting Firm's independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

The audit committee of the Company has adopted policies that require that each engagement of the Company's Independent Registered Public Accounting Firm to render audit or non-audit services to the Company be pre-approved by the Company's audit committee, or if the committee shall determine to delegate such matter to one of its members, such member. The Company's audit committee, or if the Committee shall determine to delegate such matter to one of its members, such member, also pre-approves all engagements by the Independent Registered Public Accounting Firm for non-audit services to the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company, if the engagement relates directly to the operations or financial reporting of the Company. The foregoing pre-approval requirements will not apply to certain non-audit services, provided the same are limited in amount and other requirements are satisfied with respect thereto, in accordance with the applicable provisions of Rule 2-01 under SEC Regulation S-X.

ADDITIONAL INFORMATION

OFFICERS

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:

                               POSITION(S)         TERM OF                   PRINCIPAL
          NAME,                 HELD WITH     OFFICE AND LENGTH            OCCUPATION(S)
     ADDRESS, AND AGE             FUND          OF TIME SERVED           DURING PAST 5 YEARS
     ----------------          -----------    -----------------          -------------------
Dale E. Palka                   Treasurer          7 Years       March 2001 to Present - Senior Vice
2 Mid America Plaza                                              President, BCS Financial Services
Suite 200                   Chief Compliance        1 Year       Corporation;
Oakbrook Terrace, IL 60181       Officer                         January 2001 to March 2001 - Vice
Age 57                                                           President, BCS Financial Services
                                                                 Corporation.

Sandra K. Strutz                Secretary          3 Years       September 2003 to Present -
2 Mid America Plaza                                              Assistant Corporate Secretary, BCS
Suite 200                                                        Financial Corporation March 2003 to
Oakbrook Terrace, IL 60181                                       September 2003 - Secretary, BCS
Age 50                                                           Financial Corporation;
                                                                 November 2002 to March 2003 -
                                                                 Executive Assistant & Corporate
                                                                 Meetings Coordinator, BCS Financial
                                                                 Corporation January 2001 to October
                                                                 2002 - Executive Assistant, BCS
                                                                 Financial Corporation.

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Mr. Palka and Ms. Strutz are officers of BCS, the administrator, and they receive compensation from BCS Financial Corporation.

SIGNIFICANT OWNERS

On April 28, 2006, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                         AMOUNT AND NATURE OF
 NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP   PERCENT OF CLASS
 ------------------------------------    --------------------   ----------------
Blue Shield of California
50 Beale Street
San Francisco, California 94105              50,030,305.32            5.09%

BlueCross BlueShield Association
225 North Michigan Avenue
Chicago, Illinois 60601                     166,714,602.60           16.97%

Health Care Service Corporation
300 East Randolph Street
Chicago, Illinois 60601                     111,524,588.08           11.35%

The Lifetime Healthcare Companies
165 Court Street
Rochester, New York 14647                   204,104,852.17           20.77%

Capital Blue Cross
2500 Elmerton Avenue
Harrisburg, Pennsylvania 17177              109,620,000.00           11.16%

BlueCross BlueShield of South Carolina
1-20 at Alpine Road
Columbia, South Carolina 29219              244,137,222.20           24.85%

On April 28, 2006, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                            AMOUNT AND NATURE OF
   NAME AND ADDRESS OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP   PERCENT OF CLASS
   ------------------------------------     --------------------   ----------------
Blue Cross Blue Shield of Arizona               14,998,651.63             8.43%
2444 West Las Palmaritas Dr.
Phoenix, Arizona 85021

Blue Cross and Blue Shield of Hawaii            34,814,199.98            19.56%
818 Keeaumoku Street
Honolulu, Hawaii 96814

BlueCross BlueShield Association                27,567,700.39            15.49%
225 North Michigan Avenue
Chicago, Illinois 60601

The Lifetime Healthcare Companies               26,581,280.07            14.93%
165 Court Street
Rochester, New York 14647

Highmark, Inc.                                  33,863,300.00            19.02%
120 Fifth Avenue
Pittsburgh, Pennsylvania, 17402

BlueCross BlueShield of South Carolina           9,924,301.67             5.58%
1-20 at Alpine Road
Columbia, South Carolina 29219

Mountain State Blue Cross and Blue Shield       10,787,197.63             6.06%
P.O. Box 1948
Parkersburg, West Virginia 26102

INVESTMENT ADVISOR

The investment advisor for the Government/REPO Portfolio and the Money Market Portfolio is BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, DE, 19809 (the "Advisor").

PC HOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 2007 must be received by the Company at its principal office not later than January 6, 2007 in order for it to be included in the Company's proxy materials relating to such Annual Meeting. In order for a PC holder to present a proposal at the 2007 Annual Meeting of PC holders, even if the proposal is not submitted by the deadline for inclusion in the Proxy Statement, notice must be given to the Secretary no later than March 30, 2007.

OTHER MATTERS

Management at present knows of no other business to be presented at the Meeting, or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise, the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.

DATED: MAY 15, 2006

 PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
                                    PROMPTLY.

                           PLAN INVESTMENT FUND, INC.
                               2 MID AMERICA PLAZA
                                    SUITE 200
                        OAKBROOK TERRACE, ILLINOIS 60181

 PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING OF
                        PARTICIPATION CERTIFICATE HOLDERS
                           TO BE HELD ON JUNE 19, 2006

                                   ----------

The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint, Sandra K. Strutz as attorney and proxy of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on June 19, 2006, at the offices of BCS Financial Services Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois, at 3:00 p.m. CT and at all adjournments thereof, and there at to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1. ELECTION OF TEN TRUSTEES

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of ten individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.

          Name of                              Withhold
     Management Nominee        Vote For   Authority To Vote
     ------------------        --------   -----------------
All of nominees listed below
Or individually:

David P. Behnke                  _____          _____
Paul F. Brown                    _____          _____
Emil D. Duda                     _____          _____
John G. Foos                     _____          _____
Terry D. Kellogg                 _____          _____
Robert A. Leichtle               _____          _____
Gerard T. Mallen                 _____          _____
Joseph P. Reichard               _____          _____
John C. Trifone                  _____          _____
Marilyn T. Tromans               _____          _____

Name of additional nominees(s)   Vote For
------------------------------   --------
______________________________   ________
______________________________   ________
______________________________   ________

2. SELECTION OF INDEPENDENT AUDITORS

Ratify selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2006.

(Auditors)   _____ FOR   ______ ABSTAIN   ______ AGAINST

3. OTHER BUSINESS

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)   _____ FOR   ______ ABSTAIN   ______ AGAINST

The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote:

(a) For the election of the Nominating Committee's slate of Trustees set forth in paragraph 1 above;

(b)  For Appointment of Independent Auditors set forth in paragraph 2 above;

(c) For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

Dated: ____________, 2006


------------------------------------
(Signature) (Title)

THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PFPC Inc.,
P. O. BOX 8950, WILMINGTON, DELAWARE, 19899-9903, Mail stop F4-F760-1C-1.